[USAA EAGLE LOGO (R)]
USAA INCOME STOCK FUND
(Fund Shares and Institutional Shares)
SUPPLEMENT DATED OCTOBER 23, 2013
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2012

This Supplement updates certain information contained in the above-dated prospectus for the USAA Income Stock Fund (the Fund). Please review this important information carefully.

USAA Asset Management Company (AMCO) has approved certain changes to the Fund, including (i) termination of the existing subadvisory agreement between AMCO and Grantham, Mayo, Van Otterloo & Co. LLC (GMO) with respect to the Fund, and (ii) an increase in the dividend focus of the Fund’s subadviser, Epoch Investment Partners, Inc. (Epoch). The purpose of the changes is to increase the Fund's focus on its dividend-oriented strategy, consistent with its investment objective of "current income with the prospect of increasing dividend income and the potential for capital appreciation." The assets managed by GMO prior to the changes were divided equally and will be managed by AMCO (the Fund’s investment adviser) and Epoch (the remaining subadviser).  In addition, Eric Sappenfield, John Tobin, and Kera Van Valen are being added as portfolio managers for the Fund and Julianne Bass and David N. Pearl will no longer serve as portfolio managers for the Fund.

As a result of these changes, effective October 23, 2013, the Fund's prospectus is amended as follows:

1)	All references to GMO in the Fund's prospectus are hereby removed in their entirety.

2)	The following information is added under "Portfolio Manager(s)—Epoch" on page 6 of the Fund's prospectus:

Eric Sappenfield, Managing Director, Portfolio Manager, and Senior Research Analyst for Epoch’s U.S. and Global Equity Shareholder Yield strategies, joined Epoch in 2006. He has co-managed a portion of the Fund since October 2013.

John Tobin, Director, Portfolio Manager, and Senior Research Analyst for Epoch’s U.S. and Global Equity Shareholder Yield strategies, joined Epoch in2012.  He has co-managed a portion of the Fund since October 2013.

Kera Van Valen, Director, Portfolio Manager, and Research Analyst for Epoch’s U.S. and Global Equity Shareholder Yield strategies, joined Epoch in 2005. She has co-managed a portion of the Fund since October 2013.

3)	The second paragraph under the heading "What is the Fund’s principal investment strategy?" on page 8 of the Fund's prospectus is hereby deleted and replaced with the following:

The portfolio may include common stocks, depositary receipts, real estate investment trusts (REITs), master limited partnerships (MLPs), securities convertible into common stocks, and securities that carry the right to buy common stocks.

4)	The disclosure provided under “Epoch” for the question "How are the decisions to buy and sell securities made?" on page 9 of the Fund's prospectus is hereby deleted and replaced with the following:

Fundamental research for Epoch’s U.S. Equity Shareholder Yield strategy is carried out by a seasoned investment team averaging over 20 years of investment experience. Analysts work within the team structure and are involved throughout the decision-making process.

Epoch invests primarily in companies that generate increasing levels of free cash flow and have managements that use it to create returns for shareholders. The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. Epoch seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases, and/or debt reduction.

Epoch seeks to find and invest in companies that meet its definition of quality - companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. Epoch evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The portfolio manager makes the final stock selection decisions and determines security weightings as part of the overall portfolio construction process, taking into consideration the risk/reward trade off and a stock’s contribution to risk in the overall portfolio. Epoch’s quantitative research and risk management team provides key inputs throughout the process. Epoch may sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in company or industry fundamentals, or when the security is deemed less attractive relative to another security on a return/risk basis. Epoch may also sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize.

5)	The following disclosure is hereby added immediately below the paragraph titled “Management Risk” on page 12 of the Fund’s prospectus:

MLPs Investment Risk: MLPs carry many of the risks inherent in investing in a partnership, including risks related to limited control and limited rights to vote on matters affecting the MLP and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Investing in MLPs also involves certain risks related to the underlying assets of the MLPs.  MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. MLPs operate in the energy sector and may be adversely affected by fluctuations in the prices and levels of supply and demand for energy commodities. MLPs are also subject to risks relating to their complex tax structure, including the risk that a change in current tax law or a change in the business of a given MLP could cause an MLP to lose its tax status as a partnership, which may reduce the value of the Fund’s investment in the MLP and lower income to the Fund.

6)	The disclosure under "Portfolio Manager(s)—Epoch" on page 17 of the Fund's prospectus is hereby deleted and replaced with the following:

Epoch uses a team of portfolio managers and analysts acting together to manage its portion of the Fund’s investments. The senior members of the Fund’s portfolio management team are: Eric Sappenfield, Michael A. Welhoelter, John Tobin, Kera Van Valen, and William W. Priest. Primary responsibility for the day-to-day management resides with Eric Sappenfield.

Eric Sappenfield, is Managing Director, Portfolio Manager, and Senior Research Analyst for Epoch’s U.S. and Global Equity Shareholder Yield strategies. He joined Epoch in 2006 and has co-managed a portion of the Fund since October 2013. Education: B.A., Stanford University and M.B.A., UCLA Anderson School of Management.

Michael A. Welhoelter, CFA, is Managing Director and Portfolio Manager -- Quantitative Research & Risk Management for Epoch. He is a co-portfolio manager on all of Epoch’s portfolio services and has co-managed a portion of the Fund since January 2010. Mr. Welhoelter joined Epoch in 2005. Education: B.A. in computer and information science, Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

John Tobin, CFA, is Director, Portfolio Manager, and Senior Research Analyst primarily focused on Epoch’s U.S. and Global Equity Shareholder Yield strategies. He has co-managed a portion of the Fund since October 2013. Prior to joining Epoch in 2012, Mr. Tobin taught economics as a lecturer at Fordham University. Before that he spent four years at HSBC Global Asset Management as a senior research analyst and almost twenty years at Credit Suisse Asset Management where he was a senior research analyst for the U.S. High Yield Bond team. Education: A.B., A.M. and PhD, Fordham University.

Kera Van Valen, CFA, is Director, Portfolio Manager, and Research Analyst primarily focused on Epoch’s U.S. and Global Equity Shareholder Yield strategies. She joined Epoch in 2005 and has co-managed a portion of the Fund since October 2013. Education: B.A., Colgate University and M.B.A., Columbia University, Graduate School of Business.

William W. Priest, CFA, CPA, is Chief Executive Officer, Co–Chief Investment Officer, and Portfolio Manager for Epoch. Mr. Priest founded Epoch in 2004. He has co-managed a portion of the Fund since January 2010. Education: B.A., Duke University and M.B.A., the University of Pennsylvania Wharton Graduate School of Business.

7)	All references to Julianne Bass and David N. Pearl in the Fund’s prospectus are hereby removed in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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